UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2023 (March 1, 2023)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Effective March 13, 2023, Kian Granmayeh has been appointed to serve as Carriage Service, Inc.’s (the “Company”) Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer).
Mr. Granmayeh, age 44, most recently served as the Executive Vice President and Chief Financial Officer for Tellurian, Inc. from March 2020 to February 2023. Previously, Mr. Granmayeh served as Tellurian, Inc.’s Director of Investor Relations from August 2019 to March 2020, Director of Special Projects from July 2019 to August 2019 and as a consultant to the Chief Financial Officer from January 2019 to June 2019. Prior to joining Tellurian, Mr. Granmayeh worked at Apache Corporation where he served as a Manager in the Investor Relations and Strategic Planning groups from May 2014 to February 2018. Prior to Apache Corporation, Mr. Granmayeh served as a Vice President, and earlier as an Associate, at Lazard Freres & Co. in their oil and gas investment banking group from 2009 to 2014, during which time he advised on a broad range of advisory-focused transactions, particularly around mergers & acquisitions, restructuring, and debt and equity capital raises. Mr. Granmayeh holds a B.A. in Neuroscience & Behavior from Columbia University and an M.B.A. from Rice University.
On March 1, 2023, the Company entered into an employment agreement with Mr. Granmayeh (the “Employment Agreement”), pursuant to which, effective March 13, 2023, he will be entitled to receive an annual base salary of not less than $500,000, paid in accordance with Company payroll practices. Mr. Granmayeh will also be eligible for an annual performance bonus, depending upon the achievement of specific individual and corporate performance criteria. Mr. Granmayeh’s target cash bonus will be a minimum of 100% of his annual base salary. In addition, Mr. Granmayeh will be eligible to receive discretionary annual and long-term equity incentive awards. Mr. Granmayeh will also be awarded 15,000 shares of restricted stock subject to a three-year vesting schedule. The Employment Agreement further provides Mr. Granmayeh with certain payments and benefits if his employment with the Company terminates as a result of death, disability, involuntary termination without cause (as defined in the Employment Agreement), or involuntary termination without cause, or termination by the executive officer for good reason, within a corporate change period (as defined in the Employment Agreement). In the case of a termination or resignation subject to this particular set of circumstances, Mr. Granmayeh would receive a lump sum payment equal to two times the sum of (i) his base salary in effect at the time, plus (ii) his target annual bonus at the time. Pursuant to the Employment Agreement, Mr. Granmayeh agreed to certain non-competition provisions during the term of his employment and for a period of twenty-four months thereafter.
The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
ITEM 7.01 REGULATION FD DISCLOSURE.

On March 6, 2023, the Company issued a press release announcing the appointment of Mr. Granmayeh and regarding certain matters related to Mr. Payne, which are discussed in Item 8.01 to this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 of this Current Report on Form 8-K and is incorporated by reference therein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS.

On February 4, 2023, while recovering from knee surgery, the Company’s CEO and Chairman, Melvin C. Payne, suffered a stroke. Mr. Payne’s current rehabilitation program is focused on improving his mobility and he is expected to make a full recovery as he continues to lead the Company as CEO. Carlos Quezada, Vice Chairman of the Board, President and Chief Operating Officer, and Steve Metzger, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary, will continue to manage the Company’s business in collaboration with Mr. Payne during his recovery period.
The information contained in Item 7.01 and in Item 8.01 of this Current Report on Form 8-K and the exhibits furnished hereto contain forward-looking statements regarding the Company and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit	Description

10.1	Employment Agreement dated effective as of March 13, 2023, by and between Carriage Services, Inc. and Kian Granmayeh
99.1	Press Release of Carriage Services, Inc., dated March 6, 2023
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: March 6, 2023	By:	/s/ Steven D. Metzger
Steven D. Metzger
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description

10.1	Employment Agreement dated effective as of March 13, 2023, by and between Carriage Services, Inc. and Kian Granmayeh
99.1	Press Release of Carriage Services, Inc., dated March 6, 2023
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL